SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  February 28, 1999

                           REGENCY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



       Florida                            1-12298             59-3191743
(State or other jurisdiction             Commission         (IRS Employer
     of incorporation)                  File Number)      Identification No.)


                      121 West Forsyth Street, Suite 200
                          Jacksonville, Florida 32202
              (Address of principal executive offices)(Zip Code)


Registrant's telephone number including area code:     (904)-356-7000



                                 Not Applicable
         (Former name or former address, if changed since last report)



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ITEM 2.                   ACQUISITION OF ASSETS

Regency Realty completed its merger with Pacific Retail Trust, a Dallas-based private real estate company that is a leading neighborhood shopping center company in the western United States. The merger was approved Friday, February 26, 1999 by shareholders of both companies at special shareholder meetings and was effective February 28, 1999.

Of the 25.5 million Regency shares authorized to vote, 84.1% was represented at the special shareholder meeting either in person or by proxy. Of the shares represented, 98.6% voted in favor of the merger. Of the 67.2 million Pacific
Retail shares authorized to vote, 97.0% was represented at the special shareholder meeting either in person or by proxy. Of the shares represented, 97.3% voted in favor of the merger.

The merged company will operate under the Regency name and will continue to trade on the New York Stock Exchange under the ticker symbol "REG". With the completion of the merger, the company owns 200 retail properties totaling more than 23 million square feet located in high-growth markets throughout the United States.

Information concerning the merger, including the assets acquired and the merger consideration, has been previously reported in Regency's definitive Proxy Statement and Prospectus dated January 28, 1999.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

A. The financial statements of Pacific Retail Trust and the pro forma financial statements of Regency Realty Corporation were filed as a part of Regency Realty Corporation's definitive Proxy Statement and Prospectus dated January 28, 1999 and are incorporated by reference. The following Index to Financial Statements represents a complete list and location of the financial statements included in the Proxy filing.

REGENCY REALTY CORPORATION:
UNAUDITED PRO FORMA FINANCIAL INFORMATION

   Pro Forma Condensed Consolidated Balance Sheet as of
   September 30, 1998                                                      FS-3

   Notes to Pro Forma Condensed Consolidated Balance Sheet                 FS-4

   Pro Forma Condensed Consolidated Statements of Operations
   for the nine months ended September 30, 1998                            FS-5

   Pro Forma Condensed Consolidated Statements of Operations for
   the year ended December 31, 1997                                        FS-6

   Notes to Pro Forma Consolidated Statements of Operations                FS-7

PACIFIC RETAIL TRUST:
UNAUDITED PRO FORMA FINANCIAL INFORMATION

   Pro Forma Condensed Consolidated Balance Sheet as of
   September 30, 1998                                                      FS-9

   Pro Forma Condensed Consolidated  Statements of
   Operations for the nine months ended September 30, 1998                 FS-10

   Pro Forma Condensed Consolidated Statements of Operations
   for the year ended December 31, 1997                                    FS-11

   Notes to Pro Forma Condensed Consolidated Statements of Operations      FS-12

PACIFIC RETAIL TRUST:
CONSOLIDATED FINANCIAL STATEMENTS
   Report of Independent Accountants                                       FS-15

   Consolidated Balance Sheets as of December 31, 1997 and 1996            FS-16

   Consolidated Statements of Operations for the years ended
   December 31, 1997 and 1996                                              FS-17

   Consolidated Statements of Changes in Shareholders' Equity for
   the years ended December 31, 1997 and 1996                              FS-18

   Consolidated Statements of Cash Flows for the years ended
   December 31, 1997 and 1996                                              FS-19

   Notes to Consolidated Financial Statements                              FS-20

   Report of Independent Accountants                                       FS-32

   Balance Sheet as of December 31, 1995                                   FS-33

   Statement of Operations for the period from April 27, 1995
   (Inception) to December 31, 1995                                        FS-34

   Statement of Shareholders' Equity for the period from April 27, 1995
   (Inception) to December 31, 1995                                        FS-35

   Statement of Cash Flows for the period from April 27, 1995
   (Inception) to December 31, 1995                                        FS-36

   Notes to Financial Statements                                           FS-37

   Consolidated Balance Sheet as of September 30, 1998 (Unaudited)         FS-45

   Consolidated Statements of Operations for the nine months ended
   September 30, 1998 and 1997 (Unaudited)                                 FS-46

   Consolidated Statement of Changes in Shareholders' Equity for the
   nine months ended September 30, 1998 (Unaudited)                        FS-47

   Consolidated Statements of Cash Flows for the nine months ended
   September 30, 1998 and 1997 (Unaudited)                                 FS-48

   Notes to Consolidated Financial Statements                              FS-49

   Schedule III - Real Estate and Accumulated Depreciation as of
   December 31, 1997                                                        S-1

C.       Exhibits:

         2. Agreement and Plan of Merger between Regency Realty Corporation and Pacific Retail Trust dated as of September 23, 1998 (incorporated by reference from Annex A to Regency Realty Corporation's definitive Proxy Statement and Prospectus dated January 28, 1999).

                  Exhibits to the Agreement and Plan of Merger are incorporated by reference to Annexes D, E and F to the above-referenced Proxy Statement and Prospectus. The following schedules have been omitted (the Registrant agrees to furnish copies supplementally to the Securities and Exchange Commission upon request):

                  Regency Realty Corporation ("East") Disclosure Schedules:
                  3.2(a) and (b)
                           (i) Commitments to Issue Securities of East or East Operating Partnership
                           (ii)     East Voting Agreement
                           (iii)    East Redemption Obligations
                           (iv)     East Registration Rights Agreements

                  3.2(c) Stock Ownership of East Subsidiaries 3.2(d) Commitments to Issue Securities of East Subsidiaries 3.3(b) East Required Consents 3.5 East Material Adverse Changes 3.7 East Tax
                  Matters 3.9 East Litigation 3.11 East Properties 3.26 Knowledge 5.1(d) East Acquisitions, Dispositions, or Financings 7.1(i) Mandatory Required Consents

                  Pacific Retail Trust ("West") Disclosure Schedule

                  23.      Consent of PricewaterhouseCoopers LLP
                  23.2     Consent of PricewaterhouseCoopers LLP

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          REGENCY REALTY CORPORATION
                                          (registrant)

March 5,  1999                            By:/s/ J.Christian Leavitt
                                         -----------------------------------

                                           J. Christian Leavitt
                                           Senior Vice President

                                  Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Current Report on Form 8-K of Regency Realty Corporation of our reports dated January 23, 1998 and dated February 9, 1996 included in the Regency Realty Corporation registration statement on Form S-4 (No. 333-65491) dated January 21, 1999 relating to the financial statements of Pacific Retail Trust for the years ended December 31, 1997 and 1996 and for the period from April 27, 1995 (Inception) to December 31, 1995 listed in the accompanying index. We also consent to the application of our report dated January 23, 1998 to the Financial Statement Schedule for the year ended December 31, 1997 listed in the accompanying index when such schedule is read in conjunction with the financial statements referred to in our report. The audits referred to in such report also included this schedule.




PricewaterhouseCoopers LLP
Dallas, Texas
January 21, 1999

                                 Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-86886), Form S-3 (No. 333-930), Form S-3 (No. 333-37911), Form S-3 (No. 333-52089) and Form
S-8 (No. 333-24971) of Regency Realty Corporation and Form S-4 (No. 333-63723) and Form S-3 (No. 333-72899) of Regency Centers, L.P. of our reports dated January 23, 1998 relating to the financial statements of Pacific Retail Trust for the years ended December 31, 1997 and 1996 and dated February 9, 1996 relating to the financial statements of Pacific Retail Trust for the period from April 27, 1995 (Inception) to December 31, 1995 which are incorporated by reference in the Current Report on Form 8-K of Regency Realty Corporation dated February 28, 1999.

PricewaterhouseCoopers LLP
Dallas, Texas
March 5, 1999